SECOND AMENDMENT TO THE
SWIFT CORPORATION DEFERRED COMPENSATION PLAN

THIS AMENDMENT is made and entered into on the signature date specified below by Swift Transportation Company (fka Swift Corporation) (“Employer”).
R E C I T A L S:
A.    The Employer maintains the Swift Corporation Deferred Compensation Plan (“Plan”);
B.    The Employer has reserved the right to amend the Plan in whole or in part; and
C.    The Employer intends to amend the Plan.
THEREFORE, the Employer hereby adopts this Amendment as follows:
1.    The Plan is amended to reflect a change in the plan sponsor’s name from “Swift Corporation” to “Swift Transportation Company”.
2.    The Plan is amended to change the plan name from the “Swift Corporation Deferred Compensation Plan” to the “Swift Transportation Company Deferred Compensation Plan”.
3.    Section 3.1.1 of the Plan is amended in its entirety to read as follows:
All Employees who are classified by the Employer as Grade 28 or higher are eligible to participate in the Plan.
4.    The second sentence in Section 3.1.3 of the Plan is amended to read as follows:
Prior to then, if a Participant remains employed by the Employer but either ceases to be employed as Grade 28 or higher or reaches Retirement Age, the Participant will become an inactive Participant as of the date on which he or she ceases to be employed as Grade 28 or higher or reaches Retirement Age.
5.    The first sentence in Section 3.2 is amended to read as follows:
3.2    Deferral Elections. An eligible Employee or a Participant who is not an inactive Participant (referred to collectively in this Section as Participant) may elect to defer Compensation under the Plan by making a Deferral Election in accordance with this Section.

6.    Subsections 3.2.1 and 3.2.2 of the Plan are amended by replacing the references to
“50%” with “75%”.

7.    Subsection 3.2.1 of the Plan is amended by adding the following new paragraph to the end of that subsection:
Notwithstanding the foregoing, if an Employee first becomes eligible to participate in the Plan during a calendar year, the Employee may elect to defer Compensation by completing and filing a Deferral Election Form with the Employer within 30 days of the date on which the Employee first becomes eligible to participate in the Plan. If a Deferral Election is timely made, it will be effective only for the calendar year during which the Employee first became eligible to participate in the Plan and only with respect to Compensation earned during that calendar year and after the date on which the Deferral Election is made. In addition, except as otherwise provided in subsection 3.2.3, the Deferral Election will become irrevocable as of the 31st day immediately following the date on which the Employee first became eligible to participate in the Plan. If a Participant does not make a timely Deferral Election pursuant to this paragraph, he or she cannot defer any Compensation to be earned during the calendar year in which he or she first becomes eligible to participate in the Plan, except as may be permitted in subsection 3.2.2 for Performance Based Compensation. Except as specifically modified by this paragraph, the deferral rules set forth in the previous paragraph shall apply to all Deferral Elections made within 30 days of the date on which an eligible Employee first becomes eligible to participate in the Plan.
8.    Section 5.1 of the Plan is amended by adding the following new sentence to the end of the first paragraph of that Section:
If a Participant has a Deferral Election in effect during the calendar year in which he or she reaches the Retirement Age and the timing of his or her distribution under this Section is such that deferrals pursuant to that Deferral Election have not ceased by the time the required distribution is made, the amounts subsequently deferred will be distributed by no later than the later of: (a) the last day of the calendar year in which the Participant reached the Retirement Age, or (b) the fifteenth day of the third calendar month following the month in which the Participant reached the Retirement Age.

9.    This Amendment shall be effective as of the signature date specified below.
10.    Except as amended, all of the terms and conditions of the Plan shall remain in full force and effect.
Date: September 24, 2012            SWIFT TRANSPORTATION COMPANY
By /s/Cheryl Maccano
Title Director of Benefits and Chair, Swift
Transportation Retirement/Deferred
Compensation Plan Committee

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